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                                                              February 16, 1998


                              REVISED AND RESTATED

                                     BYLAWS

                                       OF

                         PACE ENTERTAINMENT CORPORATION


                                   ARTICLE I

                                    OFFICES

         Section 1. Registered Office. Until the Board of Directors otherwise determines, the registered office of the Corporation required by the Texas Business Corporation Act to be maintained in the State of Texas shall be at the address set forth in the Articles of Incorporation of the Corporation, but such registered office may be changed from time to time by the Board of Directors in the manner provided by law and need not be identical to the principal place of business of the Corporation.

         Section 2. Other Offices. The Corporation may also have offices at such other places or locations, within or without the State of Texas, as the Board of Directors may, by resolution, from time to time determine or the business of the Corporation may require.


                                   ARTICLE II

                                  SHAREHOLDERS

         Section 1. Annual Meeting. The annual meeting of the shareholders shall be held at 10:00 a.m. on the first Tuesday in December, if not a legal holiday, and if a legal holiday, then on the next succeeding business day, or on such other date and time as the Board of Directors shall fix and set forth in the notice of the meeting, for the purpose of electing directors to succeed those whose terms expire and for the transaction of any and all such other business as may properly be brought before or submitted to this meeting. Any and all business of any nature or character whatsoever may be transacted, and action may be taken thereon, at any annual meeting, except as otherwise provided by law or by these Bylaws.




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         Each annual meeting of the shareholders shall be held at the registered office of the Corporation, or at such other place within or without the State of Texas as may be determined by the Board of Directors and set forth in the notice of the meeting. However, any annual meeting may be held at any place within or without the State of Texas designated in a waiver or waivers of notice signed by all of the shareholders.

         Section 2. Special Meetings. Each special meeting of the shareholders shall be held at the registered office of the Corporation, or at such other place within or without the State of Texas as may be determined by the Board of Directors and set forth in the notice of the meeting. However, any special meeting may be held at any place within or without the State of Texas designated in a waiver or waivers of notice signed by all of the shareholders.

         Special meetings of the shareholders for any purpose or purposes, unless otherwise prescribed by statute, or by the Articles of Incorporation of the Corporation, may be called at any time by the President, by directors constituting fifty percent (50%) or more of the Board of Directors, or by the then holders of at least ten percent (10%) of the then issued and outstanding shares of any class of the capital stock of the Corporation entitled to be voted at such meeting, or of any class if there be more than one (1) class of such stock entitled to vote on any matter to be submitted to the particular meeting. Any notice calling a special meeting shall state the purpose or purposes of the proposed meeting.

         Section 3. Record Dates and Closing of Transfer Books. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders, or any adjournment thereof, or entitled to consent to any corporate action in writing without a meeting, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the Corporation may provide, in advance, that the stock transfer books shall be closed for a stated period but not to exceed, in any case, sixty (60) days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, or to consent to any corporate action in writing without a meeting, such books shall be closed for at least ten (10) days immediately preceding such meeting or consent. If the Board of Directors does not close the stock transfer books, the Board of Directors shall fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty (60) days and, in case of a meeting of or consent by the shareholders, not less than ten (10) days prior to the date on which the particular action or consent requiring such determination of shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed, the date on which the notice of the meeting is mailed, the date the first written consent is given, or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. A determination of shareholders of record entitled to notice of or to vote at



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a meeting of shareholders shall apply to any adjournment of such meeting unless the Board of Directors fixes a new record date for the adjourned meeting.

         Section 4. Notices of Meetings. Written or printed notice stating the place, day and hour of each meeting of the shareholders and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) days nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the person calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

         Section 5. Voting List. A complete list of shareholders entitled to vote at each shareholders' meeting or any adjournment thereof, arranged in alphabetical order, with the address of and number of shares held by each shareholder, shall be prepared by the Secretary or other officer or agent having charge of the stock transfer books, and shall be kept on file at the registered office of the Corporation and subject to inspection by any shareholder during usual business hours for a period of at least ten (10) days prior to such meeting. Such list shall be produced and kept open at such meeting and at all times during such meeting shall be subject to inspection by any shareholder.

         Section 6. Quorum of Shareholders. Unless otherwise provided in the Articles of Incorporation of the Corporation, the holders of a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. The shareholders present at a duly organized meeting may continue to transact business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

         Section 7. Adjournments of Meetings. If the holders of the amount of stock neces sary to constitute a quorum shall fail to attend any meeting of the shareholders in person or by proxy, then the holders of a majority of the votes of the shareholders present, in person or by proxy, and entitled to vote thereat, may adjourn any such meeting from time to time without notice, other than by announcement at the meeting, until holders of the amount of stock requisite to constitute a quorum shall be present at the particular meeting or at any adjournment or adjournments thereof, in person or by proxy. The holders of a majority of the votes of the shareholders present, in person or by proxy, and entitled to vote at any meeting, may also adjourn any annual or special meeting of the shareholders from time to time and without notice other than by announcement at the meeting of the time and place at which the meeting will reconvene, until the transaction of any and all business submitted or proposed to be submitted to such meeting or any adjournment or adjourn ments thereof shall have been completed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a


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notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at such meeting. At any such adjourned meeting at which a quorum is present, in person or by proxy, any business may be transacted which might have been transacted at the meeting as originally notified or called.

         Section 8. Attendance and Proxies. Each shareholder entitled to vote at the particular shareholders' meeting may attend such meeting and vote in person or may attend such meeting by proxy, and vote by such proxy, appointed by instrument in writing subscribed by the shareholder or by such shareholder's duly authorized agent or attorney-in-fact and filed with the Secretary or other officer or agent in charge of tabulating votes at such meeting, before or at the time of the particular meeting, and the attendance or the vote at any such meeting of a proxy of any such shareholder so appointed shall for all purposes be considered as attendance or vote in person of such shareholder. No proxy shall be valid after eleven (11) months from the date of its execution unless a longer period is expressly provided in the proxy. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless coupled with an interest. The Secretary or other officer or agent in charge of tabulating votes at any shareholders' meeting shall decide all questions touching upon the qualifications of voters, the validity of proxies or the acceptance or rejection of votes.

         Section 9. Conduct of Meetings. The President shall call each meeting of the shareholders to order and shall act as Chairman of such meeting. If for any reason whatever neither the President nor a Vice President of the Corporation acts or will act as the Chairman of the meeting of the shareholders, then the shareholders present, in person or by proxy, and entitled to vote thereat may by majority vote appoint a Chairman who shall act as Chairman of the meeting. The Chairman of the meeting shall determine the order of business and the procedure at the meeting, including such regulation of the conduct of discussion as seem to him appropriate.

         The Secretary shall act as secretary of each meeting of the shareholders. If for any reason whatever neither the Secretary nor an Assistant Secretary acts or will act as secretary of the meeting of shareholders, then the Chairman of the meeting or, if he fails to do so, the shareholders present, either in person or by proxy, and entitled to vote thereat may by majority vote appoint any person to act as secretary of the meeting and such person shall act as secretary of the meeting.

         Section 10. Voting of Shares. Except as may be otherwise provided in the Articles of Incorporation of the Corporation or required by law, at each meeting of the shareholders, each outstanding share, regardless of class, standing in the shareholder's name on the stock transfer books on the record date for the meeting shall be entitled to one (1) vote on each matter submitted to a vote at such meeting. Treasury shares, shares of the Corporation's own stock owned by another corporation, the majority of the voting stock of which is owned or controlled by the Corporation, and shares of the Corporation's own stock


                                      -4-
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held by a corporation in a fiduciary capacity in favor of the Corporation shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

         Section 11. Cumulative Voting. The right of cumulative voting shall exist (in accordance with the terms of the Articles of Incorporation of the Corporation, if so set forth) unless denied by the Articles of Incorporation. Any shareholder who intends to cumulate his votes as herein authorized shall give written notice of such intentions to the Secretary on or before the day preceding the election at which such shareholder intends to cumulate his votes. All shareholders may cumulate their votes if any shareholder gives the written notice provided for herein.

         Section 12. Voting of Shares Owned by Another Corporation. Shares of stock of this Corporation standing in the name of another corporation, domestic or foreign, on the books and records of this Corporation and having voting rights may be voted by such officer, agent or proxy as the bylaws (or comparable instrument) of such other corporation may authorize, or, in the absence of such authorization, as the Board of Directors (or comparable body) of such other corporation may determine, subject to such provisions of the Texas Business Corporation Act as may be applicable in any instance.

         Section 13. Shares Held by Administrators, Executors, Guardians, Conservators, Trustees, Receivers or Pledgees. Shares held by an administrator, executor, guardian, or conservator, may be voted by him so long as such shares form part of an estate being served by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him unless such shares shall have been transferred into his name as trustee. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without such shares' being transferred into his name if authority so to do is contained in an appropriate order of the Court by which such receiver was appointed. A shareholder whose shares are pledged shall be entitled to vote such shares until such shares have been transferred into the name of the pledgee or other purchaser thereof, and thereafter the pledgee or other purchaser shall be entitled to vote the shares so transferred.

         Section 14. Decisions at Meetings. At all meetings of the shareholders, all questions, business, and matters except those the manner of deciding which is otherwise expressly governed by the Texas Business Corporation Act, the Articles of Incorporation of the Corporation or these Bylaws, shall be decided by the vote of the holders of a majority of the votes of the shareholders of the Corporation present, in person or by proxy, and entitled to vote, a quorum being present. Upon the demand of any qualified voter or his proxy, voting on any question, matter or business at such meeting shall be by ballot. In the event any business, question or matter is so voted upon by ballot, then each ballot


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shall be signed by the shareholder voting or by his proxy and shall state the number of shares so voted and such other information as may be required under the procedure established for the meeting.

         Section 15. Written Consent and Telephone Meetings. Any action required or permitted to be taken at any annual or special meeting of shareholders of the Corporation may be taken without a meeting, without prior notice, and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders (or such lesser number as may be permitted by the Articles of Incorporation of the Corporation) entitled to vote with respect to the subject matter thereof. Unless otherwise restricted by the Articles of Incorporation of the Corporation or these Bylaws, and subject to proper notice or waiver thereof, any regular or special meeting of the shareholders may be held by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation at such a meeting shall constitute presence in person at such meeting and waiver of notice of such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.


                                  ARTICLE III

                               BOARD OF DIRECTORS

         Section 1. Board of Directors. The business and affairs of the Corporation shall be managed by the Board of Directors and, subject to such restrictions, if any, as may be imposed by law, the Articles of Incorporation or by these Bylaws, the Board of Directors may, and are fully authorized to, exercise all the powers of the Corporation. Unless provided otherwise in the Articles of Incorporation of the Corporation or these Bylaws, directors need not be residents of the State of Texas, shareholders of the Corporation or have any other specific qualification.

         In addition to the powers and authority expressly conferred on the Board of Directors by law, the Articles of Incorporation or these Bylaws, the Board of Directors may exercise all the powers of the Corporation and do all such lawful acts and things as may be done by the Corporation which are not by the laws of the State of Texas, the Articles of Incorporation of the Corporation or these Bylaws directed or required to be exercised or done by the shareholders.

         Section 2. Number of Directors. The number of directors which shall constitute the whole Board of Directors shall be one (1), but the number of directors may be increased or decreased from time to time by the affirmative vote of a majority of all shareholders entitled to vote or by resolution of the Board of Directors (provided such decrease does not



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shorten the term of any incumbent director); provided however, that the number of directors shall never be less than one (1) nor more than fifteen (15). For the purposes hereof, unless specifically provided otherwise by the shareholders in connection with their election of a director, such director's "term" shall begin on the date of his election and continue until the date set forth herein for the next annual meeting of the shareholders, but such director shall continue in office thereafter at the pleasure of the shareholders until his successor shall have been elected and qualified.

         Section 3. Election and Term. Except for directors elected to fill vacancies or increases in the Board of Directors, the procedure for which is set forth below, the directors shall be elected each year at the annual meeting of the shareholders, or at a special meeting of the shareholders held in lieu of the annual meeting, if the same is not held when provided for by these Bylaws, and each such director shall hold office, unless removed, in accordance with the provisions of applicable law, the Articles of Incorporation of the Corporation and these Bylaws, or unless he resigns, for the term for which he is elected and until his successor shall have been elected and qualified.

         Section 4. Vacancies Created by Resignations and Increases. Any vacancy occurring in the Board of Directors by reason of the resignation of a director may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office and until his successor shall have been elected and qualified. Any vacancy occurring in the Board of Directors by reason of an increase in the number of directors may be filled either by the affirmative vote of a majority of the Board of Directors, or a special meeting of the shareholders entitled to elect such director or directors called for that purpose, whichever shall first occur. A director elected to fill such a vacancy shall serve only for a term continuing until the next annual meeting of the shareholders. The Board of Directors shall not be permitted to fill more than two (2) directorships created by an increase in the number of directors constituting the Board of Directors during the period between any two successive annual meetings of shareholders.

         Section 5. Removal; Vacancies. Subject to Article 2.32 of the Texas Business Corporation Act and other applicable law, the directors of the Corporation, and each of them, may be removed from office from time to time and at any time with or without cause, by the shareholders entitled to vote at any meeting thereof at which a quorum is present, by the vote of a majority of the votes of the shareholders present in person or by proxy and entitled to vote thereat; and any vacancy or vacancies in the Board resulting therefrom may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, or at a special meeting of the shareholders entitled to vote thereon called for that purpose, whichever shall first occur. A director elected to fill such a vacancy shall be elected for the unexpired term (as defined in Section 2 of this Article) of his predecessor in office and until his successor shall have been elected and qualified.


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         Section 6. Meeting of Directors. Meetings of the Board of Directors,
regular or special, may be held either within or without the State of Texas.

         Section 7. First Meeting. Each newly elected Board of Directors may hold its first meeting for the purpose of organization and the transaction of business, if a quorum is present, immediately after and at the same place as the annual meeting of the stockhold ers, and no notice of such meeting shall be necessary.

         Section 8. Election of Officers. At the first meeting of the Board of Directors in each year at which a quorum shall be present, held next after the annual meeting of sharehold ers, the Board of Directors shall proceed to the election of the officers of the Corporation.

         Section 9. Regular Meetings. Regular meetings of the Board of Directors shall be held at such times and places as shall be designated or determined from time to time by the Board of Directors. Notice of such regular meetings shall not be required.

         Section 10. Special Meetings. Special meetings of the Board of Directors shall be held whenever and wherever called or provided to be held by the Chairman of the Board (if any), by the President or by any two of the directors for the time being in office if the number of directors shall be five
(5) or more or by any one (1) of the directors for the time being in office if the number of directors shall be four (4) or less, and at the place, day and hour determined by the officer or the director(s) calling or providing for the holding of the particular meeting.

         Section 11. Notice. The Secretary or an Assistant Secretary shall, but in the event of the absence of the Secretary or an Assistant Secretary or the failure, inability, refusal or omission on the part of the Secretary or an Assistant Secretary so to do, any other officer of the Corporation or the director or directors calling such meeting may, give notice of each special meeting, and of the place, day and hour of the particular meeting, in person or by mail, or by telephone, telegraph or other means of communication, at least twenty-four (24) hours before the meeting to each director. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         Section 12. Quorum; Adjournment if Quorum is not Present; Required Vote of Directors. Unless otherwise provided in the Articles of Incorporation of the Corporation or by these Bylaws, a majority of the number of directors fixed by these Bylaws shall constitute a quorum for the transaction of any and all business of the Board of Directors, but if at any meeting, regular or special, or any first meeting, of the Board of Directors there be less than a quorum present, a majority of those present, or if only one (1) director be present, then such director, may adjourn the meeting from time to time without notice, other than by announcement at the meeting, until a quorum shall be present at the meeting. A


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majority of the directors present at any meeting of the Board of Directors, or if only one (1) director be present, then such director may adjourn any meeting of the Board from time to time without notice, other than by announcement at such meeting of the time and place at which the meeting will reconvene, until the transaction of any and all business submitted or proposed to be submitted to such meeting or any adjournment or adjournments thereof shall have been completed. The vote of a majority of the directors present at any meeting of the Board of Directors at which a quorum is present shall be the act of the Board of Directors unless the act of a greater number is required by applicable law, by the Articles of Incorporation of the Corporation or by these Bylaws.

         Section 13. Business to be Transacted. Any and all business of any nature or character whatsoever may be transacted and action may be taken thereon at any such first meeting or at any other meeting, regular or special, of the Board of Directors. At any meeting at which every director shall be present, even though without any notice, any business may be transacted.

         Section 14. Conduct of Meetings. At all meetings of the Board of Directors, business shall be transacted in such order as from time to time determined by the Chairman of the Board (if any), or in his absence by the President, or in his absence by resolution of the Board of Directors. At all meetings of the Board of Directors the Chairman of the Board (if any) shall preside and in the absence of the Chairman of the Board, the President shall preside and in the absence of the President, a Vice President shall preside, but if none of the Chairman of the Board, the President or a Vice President shall be present or if none shall for any reason preside at any meeting of the Board, then a chairman of the meeting shall be chosen by the Board from among the directors present and such chairman so chosen shall preside at the meeting.

         The Secretary of the Corporation, or in his absence, an Assistant Secretary, shall act as Secretary of the meetings of the Board of Directors, but in the absence of the Secretary and an Assistant Secretary, or if for any reason neither acts as Secretary thereof, the presiding officer shall appoint any person of his choice to act, and such person shall act as Secretary of the meeting.

         Section 15. Presumption of Assent. A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.



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         Section 16. Compensation. Directors may receive such compensation for their services, if any, as may be fixed or determined by resolution of the Board of Directors, and the Board may fix a sum for expenses, if any, for attendance at meetings of the Board, whether regular or special, or first meetings; provided that nothing herein contained shall, or shall be construed so as to, preclude any director from serving the Corporation in any other capacity or receiving compensation therefor. Members of special or standing committees may be allowed such compensation and expenses of attendance, if any, for such committee meetings, as may be determined by resolution of the entire Board of Directors.

         Section 17. Consent and Telephone Meetings. Unless otherwise restricted by the Articles of Incorporation of the Corporation or these Bylaws, any action required or permitted to be taken at any annual or special meeting of Directors of the Corporation may be taken without a meeting, without prior notice, and without a vote, if the consent in writing, setting forth the action so taken, shall be signed by all of the Directors of the Corporation. Unless otherwise restricted by the Articles of Incorporation of the Corporation or these Bylaws, and subject to proper notice or waiver thereof, any regular or special meeting of the Directors may be held by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting and waiver of notice of such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         Section 18. Approval or Ratification of Acts or Contracts by Shareholders. The Board of Directors in its discretion may submit any act or contract for approval or ratification at any annual meeting of the shareholders, or at any special meeting of the shareholders called for the purpose of considering any such act or contract, and any act or contract that shall be approved or ratified at any such meeting, at which a quorum is present, by the holders of a majority (or such greater number as required by statute, the Articles of Incorporation of the Corporation or these Bylaws) of the shares entitled to vote thereon and present in person or by proxy at such meeting, shall be as valid and binding upon the Corporation and upon all the shareholders as if it had been approved by every shareholder of the Corporation.

         Section 19. Appointed Directors and Special Board Proceedings. Notwithstanding anything in these Bylaws to the contrary, and in accordance with Section 7.2 of the Stock Purchase Agreement by and among the Corporation, SFX Entertainment, Inc. ("SFX") and the Corporation's shareholders dated December 12, 1997 (the "Stock Purchase Agreement"), the terms and provisions of this Section 19 of this Article III shall govern any matters set forth herein.

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                  (a) Special Appointment. In connection with the adoption of this Section 19 of this Article III, the shareholders of the Corporation have elected two directors to the Board of Directors:
         Brian E. Becker, who is elected for a term beginning on the closing date as described in Section 2.1 of the Stock Purchase Agreement (the "Closing Date") and ending two years and fifteen days from that date; and Allen J. Becker, who is to serve for a term to expire on the earlier of (i) five (5) years following the Closing Date, or (ii) the termination of Brian E. Becker's Employment Agreement (and not just his employment) with the Corporation for any reason other than the death or disability of Brian E. Becker.

                  (b) Removal. Neither Allen J. Becker or Brian E. Becker may be removed from office as a director of the Corporation at any time prior to the expiration of their term as set forth above except upon their respective death or disability or with Adequate Cause. Adequate Cause for the removal of either of such directors shall be defined to include only the following, and only if it occurs with respect to him:

         (i) in the case of Brian E. Becker, a violation by him of the Amended and Restated Employment Agreement between Brian E. Becker and SFX executed December 12, 1997 ("Brian E. Becker's Employment Agreement") or in the case of Allen J. Becker, a violation by him of the Employment Agreement between Allen J. Becker and SFX executed on December 12, 1997 , in either case which violation is not cured, or with respect to which such director is not diligently pursuing a cure, within thirty
                  (30) days of SFX giving notice to such director to do so (provided that no more than three (3) notices to cure need be given for violations of the same nature);

         (ii) a conviction of any felony or of any misdemeanor involving dishonesty such as theft, forgery or fraud, or having been indicted for, or had an information filed on him for, such a crime, entering a plea of guilty or nolo contendere;

         (iii) engaging in any intentional act of fraud against SFX, its subsidiaries or any of their employees or properties, which act shall be set forth and described in reasonable detail in a written notice from the person alleging such fraud to the director, such notice to provide for an opportunity for the director to meet SFX's Board of Directors concerning the alleged acts;

         (iv) engaging in the intemperate use of alcohol or drugs on a repeated basis in a manner which, in the good faith opinion of SFX's Board of Directors is impairing the director's ability to perform his duties or obligations hereunder and such intemperate use thereafter continues in such a manner following two notices thereof to director, with at least 30 days to correct following the first such notice and at least 10 more days to correct following the second such notice;

         (v) engaging in conduct giving rise to a claim by another employee of sexual harassment, which claim, after a complete and diligent investigation, would lead a reasonable person to conclude that the director has violated Title VII of the 1964 Civil Rights Act, or similar state law, in a manner which would reasonably and customarily require the discharge of an executive employee; or

         (vi) engaging in conduct giving rise to Legitimate Claims by any persons that SFX or any of its subsidiaries is in violation of any federal, state or local criminal statute or act. The term "Legitimate Claims" shall mean any claims, allegations or assertions which, in the reasonable opinion of SFX or any of its subsidiaries (after a diligent investigation of the facts), have substantial merit.

                  (c) Division Sale Meetings. A meeting, special or otherwise, of the Board of Directors which is held on or before two (2) years and fifteen (15) days following the Closing Date and at which among the items to be discussed or acted on is a Division Sale (hereinafter defined) (i) shall be subject to the provisions of this Section 19(c) and (ii) is referred to herein as a "Division Sale Meeting." The sale or proposed sale of all or any substantial portion of the Corporation's Theatrical (hereinafter defined) line of business or Motorsports (hereinafter defined) line of business is referred to herein as a "Division Sale." No Division Sale may be implemented, effected or completed without the prior approval of the Corporation's Board of Directors in the manner hereinafter set forth.

                  A Division Sale which is presented to the Board of Directors for approval before one (1) year from and after the Closing Date shall require:

                           (i) majority approval of the Corporation's Board of
                  Directors; and

                           (ii) the affirmative vote of either Brian E. Becker
                  or Allen J. Becker in favor of such proposed sale.

                  If either the Corporation's Theatrical line of business or Motorsports line of business has been previously sold by the Corporation, any proposed sale of the other such line of business after the first anniversary of the Closing Date and before the fifteenth (15th) day following the second anniversary of the Closing Date shall require:

                           (i) majority approval of the Corporation's Board of
                  Directors; and

                           (ii) the affirmative vote of either Brian E. Becker
                  or Allen J. Becker in favor of such proposed sale.

                  Any Division Sale Meeting shall further require:

                           (i) that actual and specific notification setting
                  forth the type of business to be transacted at the Division Sale Meeting shall be delivered to each director at least thirty (30) days prior to the meeting. The attendance of a director at a Division Sale Meeting shall not constitute a waiver of notice of such meeting unless such director expressly waives such notice by written statement. Any waiver of notice of a Division Sale Meeting shall act only as a waiver of notice to that specific meeting and not as a waiver of notice generally; and

                           (ii) proof that the proposed purchaser in the
                  Division Sale has been notified of the existence of Brian E. Becker's right of first refusal and purchase options set forth in both section 7.2 of the Stock Purchase Agreement and section 6.6 of Brian E. Becker's Employment Agreement with respect to the Theatrical line of business and the Motorsports line of business.

         For the purposes of these Bylaws the following definitions apply:

                  (i) Motorsports - shall mean the presentation, promotion, production or other exploitation of any live event featuring motorized races or demonstrations, including motocross and other motorized races, monster truck shows, air shows, thrill shows, demolition derbies, tractor pulls, other events developed by Motorsports and ancillary business.

                  (ii) Theatrical - shall mean (i) the presentation, production or booking of, or the provision of any logistical or technical services in connection with, any type of live staged shows (other than musical concerts), including Broadwaytype shows, magic shows, family entertainment and variety shows, (ii) the ownership, operation or management of venues in which theatrical-type presentations are typically presented and (iii) ancillary businesses.


                                   ARTICLE IV

             MATTERS RELATING TO OFFICERS' AND DIRECTORS' SERVICES

         Section 1. Indemnification of Directors and Officers. To the fullest extent permitted by applicable law, including to the fullest extent permitted by Article 2.02-1 of the Texas Business Corporation Act, any successor to or modification of such article, or any other applicable statute or judicial or administrative decision, the Corporation shall indemnify, reimburse and advance expenses prior to the final disposition of the proceeding to, each director, former director or officer of the Corporation who was, is or is threatened to be made a defendant or respondent in any proceeding, and shall indemnify, reimburse and advance expenses prior to the final disposition of the proceeding to, each director, former director, officer, employee, agent or person who is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, who was, is or is threatened to be made a defendant or respondent in any proceeding.

         Section 2. Insurance. To the fullest extent permitted by applicable law, if approved by the Board of Directors, the Corporation may purchase and maintain insurance to protect itself, its directors, officers and such other persons as may be determined by the Board of Directors, against any and all liabilities, whether or not the Corporation would have the power to indemnify such persons against such liabilities under applicable law, to the fullest extent permitted by applicable law.

         Section 3. Nonexclusivity of Rights. The right to indemnification and the advancement and payment of expenses and other rights permitted in this
Article IV shall not be exclusive of any other right which any person may have or hereafter acquire under any law (common or statutory), the Articles of Incorporation of the Corporation, these Bylaws, other agreements, the vote of the shareholders or Board of Directors, or otherwise.


         Section 4. Services. No director or, unless determined otherwise by the Board of Directors, officer of the Corporation, shall be required to devote his time or any particular portion of his time or render services or any particular services exclusively to this Corporation. Each and every director and, unless determined otherwise by the Board of Directors, each and every officer of the Corporation, shall be entirely free to engage, participate and invest in any and all such businesses, enterprises and activities, either similar or dissimilar to the business, enterprise and activities of the Corporation, without breach of duty to the Corporation or to its shareholders and without accountability or liability to the Corporation or to its shareholders in any event or under any circumstances or conditions.

         Each and every director and, unless determined otherwise by the Board of Directors, each and every officer of the Corporation, shall be entirely free to act for, serve and represent any other corporation or corporations, entity or entities, and any person or persons, in any capacity or capacities, and be or become a director or officer, or both, of any other corporation or corporations, entity or entities, irrespective of whether or not the business, purposes, enterprises and activities, or any of them, thereof be similar or dissimilar to the business, purposes, enterprises and activities, or any of them, of the Corporation, without breach of duty to the Corporation or to its shareholders and without accountability or liability of any character or description to the Corporation or to its shareholders in any event or under any circumstances or conditions.

         Section 5. Directors' and Officers' Interests in Contracts and Transactions. No contract or transaction between the Corporation and one (1) or more of its directors or officers, or between the Corporation and any firm or partnership of which one (1) or more of its directors or officers are members or employees or in which they are otherwise interested, or between the Corporation and any corporation or association or other entity in which one (1) or more of this Corporation's directors or officers are shareholders, members, directors, officers or employees or in which they are otherwise interested, shall be void or voidable solely by reason of or as a result of such connection with or holding an office or offices as director or officer or as directors or officers of this Corporation or such interest in or in connection with such other firm, partnership, corporation, association or other entity, notwithstanding the presence of such director or directors, or officer or officers, at the meeting of the Board of Directors of this Corporation which acts upon or in reference to any such contract or transaction, and notwithstanding his or their being counted in determining the presence of a quorum of the Board of Directors at such a meeting, nor his or their participation in such meetings, nor his or their voting on or with respect to such action, nor shall any director or officer be responsible to, or liable to account to, this Corporation for any profits realized by or from or through any such contract or transaction of the Corporation by reason of such interest or his being or having been a director or officer, or both, of this Corporation if the requirements and provisions of Article 2.35-1 of the Texas Business Corporation Act, other applicable law, the Articles of Incorporation of this Corporation and the Bylaws are met.

         Section 6. Amendment or Repeal. Any repeal or amendment of any provision of this Article shall be prospective only and shall not adversely affect any right of any person existing at the time of such repeal or amendment.


                                   ARTICLE V

                         EXECUTIVE AND OTHER COMMITTEES

         The Board of Directors, by resolution or resolutions adopted by a majority of the number of directors fixed by these Bylaws, may designate one
(1) or more directors to constitute an Executive Committee, or such other committees as the Board of Directors may provide, may designate one (1) or more directors as alternative members of any committee and in like manner may discontinue any such committee. The members of such committees shall, respectively, hold office only during the pleasure of the Board of Directors. Each such committee, to the extent provided in such resolution or resolutions, shall have and may exercise all of the authority of the entire Board of Directors in the business and affairs of the Corporation except where action of the entire Board of Directors is specified by the Texas Business Corporation Act or other applicable law. Unless set forth in the resolution of the Board of Directors creating such committee, no committee shall have the power or authority to authorize a distribution or authorize the issuance of any shares of the Corporation. Regular meetings of such committees shall be held at such time and place as the committee may determine, and special meetings may be called at any time by the President, the Chairman of the Board (if any) or by any member of the committee. Notice of all meetings of such committees shall be given to each member of such committee, in the same manner and specifying the same information as notices required herein for special meetings of the entire Board of Directors. A majority of the members of a committee shall constitute a quorum for the transaction of business by such committee. Minutes of all such meetings shall be kept by an officer in charge of such meeting and presented to the entire Board of Directors upon request. All matters of procedure not specifically set forth herein shall be as set forth in these Bylaws relating to meetings of the entire Board of Directors. The designation of such committees and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law.


                                   ARTICLE VI

                                    OFFICERS

         Section 1. Officers. The officers of the Corporation shall be chosen by the Board of Directors. The officers shall be a President and a Secretary, and such other officers, including assistant officers, as the Board of Directors may from time to time determine or elect. Any person may hold two or more offices at the same time.

         Section 2. Term; Removal. Each officer shall hold his office at the pleasure of the Board of Directors. Any officer or agent elected or appointed by the Board of Directors may be removed, either with or without cause, by the Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

         Section 3. Vacancies. Any vacancy occurring in any office of the Corporation may be filled by the Board of Directors for the unexpired portion of the term for the person with respect to which a vacancy has occurred.

         Section 4. Salaries. The salaries or other compensation of the officers and agents of the Corporation shall be fixed from time to time by the Board of Directors or, upon its failure to act, by the President.

         Section 5. Powers and Duties of Officers. Each officer of the Corporation shall perform the duties and exercise the powers expressly conferred on him or provided for in these Bylaws, as well as the usual duties and powers incident to such office, and such other duties and powers as may be assigned to him from time to time by the Board of Directors.

         Section 6. Chairman of the Board. The Board of Directors may select from among its members a Chairman of the Board who may, if so selected, preside at all meetings of the Board of Directors and approve the minutes of all proceedings thereat, and he shall be available to consult with and advise the officers of the Corporation with respect to the conduct of the business and affairs of the Corporation.

         Section 7. President. The President, subject always to the control of the Board of Directors, and subject to any limitations contained in the Articles of Incorporation of the Corporation, these Bylaws or applicable law, shall be the chief executive officer of the Corporation and shall have general executive charge, management and control of the affairs, properties and operations of the Corporation in the ordinary course of its business, with all such duties, powers and authority with respect to such affairs, properties and operations as may be reasonably incident to such responsibilities; he may appoint or employ and discharge employees and agents of the Corporation and fix their compensa tion; he may make, execute, acknowledge and deliver any and all contracts, leases, deeds, conveyances, assignments, bills of sale, transfers, releases and receipts, any and all mortgages, deeds of trust, indentures, pledges, chattel mortgages, liens and hypothecations, and any and all bonds, debentures and notes, and any and all other obligations and encumbrances and any and all other instruments, documents, evidences of indebtedness, and papers of any kind or character for and on behalf of and in the name of the Corporation, and, with the Secretary or an Assistant Secretary, he may sign all certificates for shares of the capital stock of the Corporation; he shall do and perform such other duties and have such additional authority and powers as from time to time may be assigned to or conferred upon him by the Board of Directors.

         Section 8. Vice Presidents. In the absence of the President or in the event of his disability or refusal to act, a Vice President, if any (or in the event there be more than one Vice President, the Vice Presidents in the order designated, or in the absence of any designation, then in the order of their election), subject always to the control of the Board of Directors, shall perform the duties of the President (including any duty of the President set forth in these Bylaws), and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Vice President shall perform such other duties as from time to time may be assigned to him by the President or by the Board of Directors of the Corporation. Any action taken by a Vice President in the performance of the duties of the President shall be conclusive evidence of the absence or inability to act of the President at the time such action was taken.

         Section 9. Treasurer. The Treasurer, if any, subject always to the control of the Board of Directors, shall have responsibility for the custody and control of all the funds and securities of the Corporation. When necessary or proper, he may endorse on behalf of the Corporation, for collection, checks, notes and other obligations and shall deposit the same to the credit of the Corporation in such bank or banks or depositories as shall be selected or designated by or in the manner prescribed by the Board of Directors. He may sign all receipts and vouchers for payments made to the Corporation, either alone or jointly with such other officer as may be designated by the Board of Directors. Whenever required by the Board of Directors he shall render a statement of the cash account of the Corporation. He shall enter or cause to be entered, punctually and regularly, on the books of the Corporation to be kept by him or under his supervision or direction for that purpose, full and accurate accounts of all moneys received and paid out by, for or on account of the Corporation. He shall at all reasonable times exhibit such books and accounts and other financial records to any director of the Corporation during business hours. He shall have such other powers and duties as may be conferred upon or assigned to him by the President or the Board of Directors. The Treasurer shall perform all acts incident to the position of Treasurer subject always to the control of the Board of Directors. He shall, if required by the Board of Directors, give such bond for the faithful discharge of his duties in such form and amounts as the Board of Directors may require.

         Section 10. Assistant Treasurers. Each Assistant Treasurer, if any, shall have the usual powers and duties pertaining to his office, together with such other powers and duties as may be conferred upon or assigned to him by the President or the Board of Directors. Each Assistant Treasurer shall have and exercise the powers of the Treasurer during that officer's absence or inability to act.

         Section 11. Secretary. The Secretary, subject always to the control of the Board of Directors, (1) shall keep the minutes of all meetings of which he is the secretary, in books provided for that purpose, (2) shall attend to the giving and serving of all notices if so requested, (3) may sign with the President or a Vice President in the name of the Corporation and/or attest the signatures of either to, all contracts, conveyances, transfers, assignments, encumbrances, authorizations and all other instruments, documents and papers, of any and every description whatsoever, of or executed for or on behalf of the Corporation and affix the seal of the Corporation thereto, (4) may sign with the President or a Vice President all certificates for shares of the capital stock of the Corporation and affix the corporate seal of the Corporation thereto, (5) shall have charge of and maintain and keep or supervise and control the maintenance and keeping of the stock certificate books, transfer books and stock ledgers and such other books and papers as the Board of Directors may authorize, direct or provide for, all of which shall at all reasonable times be open to the inspection of any director, upon request, at the office of the Corporation during business hours, (6) shall in general perform all the duties incident to the office of Secretary, and (7) shall have such other powers and duties as may be conferred upon or assigned to him by the President or the Board of Directors.

         Section 12. Assistant Secretaries. In the absence of the Secretary or in the event of his disability or refusal to act, an Assistant Secretary (or in the event there be more than one Assistant Secretary, the Assistant Secretaries in the order designated, or in the absence of any designation, then in the order of their election), subject always to the control of the Board of Directors, shall perform the duties of the Secretary (including any duty of the Secretary set forth in these Bylaws), and when so acting shall have all the powers of and be subject to all the restrictions upon the Secretary. Each Assistant Secre tary, if any, shall also have the usual powers and duties pertaining to his office, together with such other powers and duties as may be conferred upon or assigned to him by the President, the Board of Directors or the Secretary.

         Section 13. Securities of Other Issuers. Unless otherwise directed by the Board of Directors, the President or any Vice President of the Corporation shall have power and authority, on behalf of the Corporation, in person or by proxy, to transfer, endorse for transfer, vote, consent or take any other action with respect to any securities of another issuer which may be held or owned by the Corporation and to make, execute and deliver any waiver, proxy or consent with respect to any such securities.


                                  ARTICLE VII

                               BOOKS AND RECORDS

         The Corporation shall keep correct and complete books and records of account, and minutes of the proceedings of the shareholders and the Board of Directors, in written form or in any other form capable of being converted into written form within a reasonable time. The Corporation shall keep, at its registered office or principal place of business, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each.


                                  ARTICLE VIII

                                 CAPITAL STOCK

         Section 1. Stock Certificates. The certificates for shares of the capital stock of the Corporation shall be in such form, not inconsistent with that required by law and the Articles of Incorporation of the Corporation, as shall be approved by the Board of Directors. The stock certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued and shall exhibit the holder's name and the number of shares. The stock record books and the blank stock certificate books shall be kept by the Secretary, or at the office of any transfer agent determined by the Board of Directors. Every holder of stock in the Corporation shall be entitled to have a certificate signed by, or in the name of the Corporation by the President or a Vice President, and the Secretary or an Assistant Secretary, certifying the number of shares owned by him in the Corpora tion, with the seal of the Corporation or a facsimile thereof impressed or printed thereon if the Board of Directors shall have provided for such a seal. Any or all of the signatures on such certificates may be facsimile.

         Section 2. Transfers. Shares of stock of the Corporation shall be transferable in the manner prescribed by the laws of the State of Texas and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate, or by his attorney-in-fact or legal representative, duly and lawfully authorized in writing, and upon the surrender of the certificate therefor, which shall be canceled, and a new certificate, or certificates in the aggregate, shall be issued for a like number of shares.


         The Board of Directors may appoint a transfer agent or a registrar for each class of stock, and may require all stock certificates to bear the signature of such transfer agent and of such registrar or either of them.

         Section 3. Registered Holders. The Corporation shall be entitled to treat the person in whose name any share or shares of stock or any warrant, right or option is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share or shares, warrant, right or option on the part of any other person, whether or not the Corporation shall have actual or other notice thereof, except as may be expressly provided otherwise by the laws of the State of Texas.


         Section 4. Lost or Destroyed Certificates. The Corporation may, in its sole discretion, issue a new certificate for shares of its stock in the place of any certificate theretofore issued by it, alleged to have been lost or destroyed, and the President may, in his discretion, require the owner of the lost or destroyed certificate, or his legal representa tive, to give the Corporation such statement under oath or other evidence of such loss or destruction as he may desire, and a bond in form, amount and with such surety or sureties as he may prescribe or determine, which is sufficient, in the sole judgment of the President, to indemnify and protect the Corporation against any and all claims, liabilities, costs and expenses that may be made or asserted against it or which it may suffer or incur or pay, on account of the alleged loss of any such certificate or the issuance of such new certificate. A new certificate may be issued without requiring any bond when, in the sole discretion of the President, it is proper so to do. The Corporation shall have no obligation of any kind to issue a new certificate to the owner of an allegedly lost or destroyed certificate if such owner does not request the issuance of a new certificate before the Corporation registers a transfer of the shares represented by the allegedly lost or destroyed certificate.

         Section 5. Regulations. The Board of Directors shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of the capital stock of the Corporation.


                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

         Section 1. Fiscal Year. The fiscal year of the Corporation shall be such as the Board of Directors shall, by resolution, provide or establish or such as the President shall determine subject to approval of the Board.

         Section 2. Seal. If determined by the Board of Directors, the Corporation shall have a seal, which seal shall be in such form as the Board of Directors shall prescribe, and may be used by causing it or a facsimile thereof to be impressed, affixed, printed, or reproduced in any other manner.

         Section 3. Notice and Waiver of Notice. Whenever any notice whatever is required to be given to any shareholder or director under the provisions of the Texas Business Corporation Act or under the provisions of these Bylaws or the Articles of Incorporation of the Corporation, said notice shall be deemed sufficient if delivered personally or deposited in a post office box in a sealed post-paid wrapper addressed to the person or persons entitled thereto at their post office addresses, respectively, as same appear on the books or other records of the Corporation, and such notice shall be deemed to have been timely and duly given and received if given in any other manner or by any other means authorized or provided for elsewhere in these Bylaws. Such notice shall be deemed to have been given and received on the day of such personal delivery or three (3) days after the date of mailing, as the case may be. A waiver or waivers of notice in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice.

         Section 4. Resignations. Any director or officer may resign at any time. Oral or written notice of each such resignation shall be delivered to the Board of Directors, the President or the Secretary. Each such resignation shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by either the Board of Directors or the President or the Secretary.

         Section 5. Persons. Wherever used or appearing in these Bylaws, pronouns of the masculine gender shall include the persons of the female sex as well as the neuter gender and the singular shall include the plural wherever appropriate.

         Section 6. Laws and Statutes. Wherever used or appearing in these Bylaws, the words "law" or "laws" or "statute" or "statutes," respectively, shall mean and refer to laws and statutes, or a law or a statute, of the State of Texas, to the extent only that such is or are expressly applicable, except where otherwise expressly stated or the context requires that such words not be so limited.

         Section 7. Headings. The headings of the Articles and Sections of these Bylaws are inserted for convenience of reference only and shall not be deemed to be a part thereof or used in the construction or interpretation thereof.


                                   ARTICLE X

                                   AMENDMENTS

         With the exception of Section 19 of Article III, and as otherwise provided in the Articles of Incorporation of the Corporation, these Bylaws may, from time to time, be added to, changed, altered, amended or repealed or new Bylaws may be made or adopted:

                  (a) by the affirmative vote of the holders of a majority of the outstanding stock of the Corporation at any annual or special meeting of the shareholders, or

                  (b) by the affirmative vote of at least a majority of the Directors present at any annual or regular or special meeting of the Board of Directors, unless the shareholders, in altering, amending or adding a particular bylaw expressly provide that the Board of Directors may not alter, amend or repeal such bylaw.

Prior to two (2) years and fifteen (15) years following the Closing Date,
Section 19 of Article III may not be amended without the unanimous approval of the Corporation's Board of Directors and the unanimous approval of the Corporation's shareholders.

         WITNESS the signature of a duly authorized officer of the Corporation effective the 16th day of February 1998.




                                           ------------------------------------
                                                  Jeffry B. Lewis, Secretary